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                                                                   Exhibit 10.14

                             FIRST AMENDMENT TO THE
                              TIB BANK OF THE KEYS
                          SALARY CONTINUATION AGREEMENT

      THIS FIRST AMENDMENT executed on this 1st day of July, 2004, by and between the TIB BANK OF THE KEYS, a Florida banking corporation located in Key Largo, Florida (the "Company"), and ______________________ (the "Executive").

      On ____________, the Company and the Executive executed the TIB BANK OF THE KEYS SALARY CONTINUATION AGREEMENT (the "Agreement").

      The undersigned hereby amends, in part, said Agreement for the purpose of
1) changing the vesting provisions for purposes of determining the Early Termination Benefits under the Agreement, and 2) updating the Claims and Review Procedures. Therefore,

      Section 2.2.1 of the Agreement shall be added to the Agreement as follows:

            2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the Early Termination Annual Benefit set forth in Schedule A for the Plan Year ending immediately prior to the Early Termination Date, determined by vesting the Executive in 100 percent (100%) of the accrual balance set forth in Schedule A. Annual changes in Compensation shall require the recalculation of Schedule A in accordance with the Schedule A Calculations in Exhibit I.

      Article 6 of the Agreement shall be deleted in its entirety and replaced by the new Article 6 as follows:

                                    Article 6
                          Claims and Review Procedures

       6.1  For all claims for other than disability benefits:

            6.1.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

                     6.1.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

                     6.1.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

                     6.1.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                              (a)  The specific reasons for the denial,

                              (b) A reference to the specific provisions of the Plan on which the denial is based,

                              (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,



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                     (d)  An explanation of the Plan's review procedures and
            the time limits applicable to such procedures, and

                     (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

      6.1.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

            6.1.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

            6.1.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

            6.1.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

            6.1.2.4 Timing of Company Response. The Company shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

            6.1.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                     (a)  The specific reasons for the denial,

                     (b) A reference to the specific provisions of the Plan on which the denial is based,

                     (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                     (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

6.2  For disability claims:

      6.2.1 Claims Procedures. Any individual ("Claimant") who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

            6.2.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Company a written claim for the benefits.

            6.2.1.2 Timing of Company Response. The Company shall notify the Claimant in writing of any adverse determination as set out in this Section.



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            6.2.1.3  Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                     (a)  The specific reasons for the denial,

                     (b) A reference to the specific provisions of the Plan on which the denial is based,

                     (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                     (d) An explanation of the Plan's review procedures and the time limits applicable to such procedures,

                     (e) A statement of the Claimant's right to bring a civil
            action under ERISA Section 502(a) following an adverse benefit determination on review,

                     (f) [See Section 2560.503-1(g)(v)] Any internal rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that the Claimant can request and receive free of charge a copy of such rule, guideline, protocol or other criterion from the Company, and

                     (g) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request.

            6.2.1.4 Timing of Notice of Denial/Extensions. The Company shall notify the Claimant of denial of benefits in writing not later than 45 days after receipt of the claim by the Plan. The Company may elect to extend notification by two 30-day periods subject to the following requirements:

                     (a) For the first 30-day extension, the Company shall notify the Claimant (1) of the necessity of the extension and the factors beyond the Plan's control requiring an extension; (2) prior to the end of the initial 45-day period; and (3) of the date by which the Plan expects to render a decision.

                     (b) If the Company determines that a second 30-day extension is necessary based on factors beyond the Plan's control, the Company shall follow the same procedure in (a) above, with the exception that the notification must be provided to the Claimant before the end of the first 30-day extension period.

                     (c) For any extension provided under this section, the Notice of Extension shall specifically explain the standards upon which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues. The Claimant shall be afforded 45 days within which to provide the specified information.

      6.2.2 Review Procedures - Denial of Benefits. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

            6.2.2.1 Initiation of Appeal. Within 180 days following notice of denial of benefits, the Claimant shall initiate an appeal by submitting a written notice of appeal to Company.

            6.2.2.2 Submissions on Appeal - Information Access. The Claimant shall be allowed to provide written comments, documents, records, and other information relating to the claim for benefits. The Company shall provide to the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.



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            6.2.2.3  Additional Company Responsibilities on Appeal. On appeal, the Company shall:

                     (a)  [See Section 2560.503-1(h)(3)(i)-(v)] Take into
            account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination;

                     (b) Provide for a review that does not afford deference to the initial adverse benefit determination and that is conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual;

                     (c) In deciding an appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment;

                     (d) Identify medical or vocational experts whose advise was obtained on behalf of the Plan in connection with a Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

                     (e) Ensure that the health care professional engaged for purposes of a consultation under subsection (c) above shall be an individual who was neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

            6.2.2.4 Timing of Notification of Benefit Denial - Appeal Denial. The Company shall notify the Claimant not later than 45 days after receipt of the Claimant's request for review by the Plan, unless the Company determines that special circumstances require an extension of time for processing the claim. If the Company determines that an extension is required, written notice of such shall be furnished to the Claimant prior to the termination of the initial 45-day period, and such extension shall not exceed 45 days. The Company shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

            6.2.2.5 Content of Notification of Benefit Denial. The Company shall provide the Claimant with a notice calculated to be understood by the Claimant, which shall contain:

                     (a) The specific reason or reasons for the adverse determination;

                     (b) Reference to the specific plan provisions on which the benefit determination is based;

                     (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other relevant information (as defined in applicable ERISA regulations);

                     (d) A statement of the Claimant's right to bring an action under ERISA Section 502(a);

                     (e) [See Section 2560.503-1(j)(5)] Any internal rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that the Claimant can request and receive free of charge a copy of such rule, guideline, protocol or other criterion from the Company;

                     (f) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request; and

                     (g) The following statement: "You and your plan may have other voluntary alternative dispute resolution options such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your state insurance regulatory agency."



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      Vesting Percent paragraph of Exhibit I, Schedule A Calculations shall be deleted in its entirety and replaced by the new Vesting Percent paragraph as follows:

Vesting Percent: The vesting percent is one hundred percent (100.0%).

Except as amended herein by this First Amendment, the Agreement remains in full force and effect.

      IN WITNESS OF THE ABOVE, the Executive and the Company have agreed to this First Amendment.

EXECUTIVE:                                       COMPANY:

                                                 TIB BANK OF THE KEYS

___________________________________              By_____________________________
                                                 Its ___________________________